                                                                     EXHIBIT 1.1

                             Hugoton Royalty Trust



                                  Trust Units


                                  ----------


                             Underwriting Agreement








____________________, 1999

                             Hugoton Royalty Trust

                                  Trust Units

                                   ---------


                             Underwriting Agreement
                             ----------------------



                                                            ______________, 1999

Goldman, Sachs & Co.,
Lehman Brothers Inc.
A.G. Edwards & Sons, Inc.
Bear, Stearns & Co.
Dain Rauscher Wessels
    a division of Dain Rauscher Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation,
  As representatives of the several Underwriters
     named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street
New York, New York 10004


Dear Sirs:


     Cross Timbers Oil Company, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 15,000,000 units of beneficial interest ("Trust Units") in Hugoton Royalty Trust, a grantor trust formed under the laws of the State of Texas (the "Trust"), and, at the election of the Underwriters, up to 2,250,000 additional Trust Units. The aggregate of 15,000,000 Trust Units to be sold by the Company is herein called the "Firm Units" and the aggregate of 2,250,000 additional Trust Units to be sold by the Company at the election of the Underwriters is herein called the "Optional Units." The Firm Units and the Optional Units which the Underwriters elect to purchase pursuant to Section 2 hereof are referred to herein collectively as the "Units."

     1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (i) A joint registration statement of the Trust (on Form S-1) and the Company (on Form S-3) (File No. 333-68441) (the "Initial Registration Statement") in respect of the Units has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus;" the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement;" such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus;" and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement);

          (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (iii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (v) The Trust has not sustained since the date of its formation any material loss or interference with respect to the Underlying Properties (as defined in the Prospectus) from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (a) any change in the number of outstanding Trust Units or (b) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, financial position, or results of operations of the Trust, or management of the Underlying Properties, otherwise than as set forth or contemplated in the Prospectus;

          (vi) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

          (vii) (a) The Company has good and defensible title to the Underlying Properties, free and clear of all liens, encumbrances and defects, except (A) royalties, overriding royalties and other burdens under oil and gas leases, (B) easements, restrictions, rights-of-way and other matters that commonly affect property, (C) liens securing taxes and other governmental charges, or claims of materialmen, mechanics and similar persons, not yet due and payable, (D) liens and encumbrances under operating agreements, farmout agreements, unitization, pooling and commutation agreements, declarations and orders, and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry and (E) liens, encumbrances and defects that do not in the aggregate materially affect the value of the Underlying Properties or materially interfere with the use made or proposed to be made of such Underlying Properties by the Company; (b) the working interests in oil, gas and mineral leases or mineral interests which constitute a portion of the Underlying Properties held by the Company reflect in all material respects the right of the Company to explore or receive production from such Underlying Properties, and the care taken by the Company and its subsidiaries with respect to acquiring or otherwise procuring such leases or mineral interests was generally consistent with standard industry practices for acquiring or procuring leases and interests therein to explore such for hydrocarbons; and (c) the Trust has good and defensible title to the Net Profits Interests (as defined in the Prospectus), free and clear of all liens, encumbrances and defects, except liens securing taxes and other governmental charges and liens, encumbrances and defects that do not in the aggregate materially affect the value of the Net Profits Interests;

          (viii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction, and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

          (ix) (a) The Trust has been duly formed and is validly existing as a grantor trust under the laws of the State of Texas, with full trust power and authority to own its properties as described in the Prospectus; (b) the Royalty Trust Indenture, dated as of December 1, 1998, between the Company, as Grantor, and NationsBank, N.A., a banking association organized under the laws of the United States with its principal place of business in Dallas, Texas (the "Trustee"), as trustee, (such Royalty Trust Indenture being herein referred to as the "Indenture"), has been authorized, executed and delivered by the Company and the Trustee; (c) the Indenture is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors generally, and
(B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (d) the Net Overriding Royalty Conveyance (Oklahoma) dated as of December 1, 1998 by the Company in favor of the Trustee, as trustee in trust, the Net Overriding Royalty Conveyance (Kansas) dated as of December 1, 1998 by the Company in favor of the Trustee, as trustee in trust, and the Net Overriding Royalty Conveyance (Wyoming) dated as of December 1, 1998 by the Company in favor of the Trustee, as trustee in trust, (collectively, the "Conveyances"), will be duly authorized, executed and delivered by the Company and will be valid and binding obligations of the Company enforceable against the Company, except as the enforceability of each may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (e) at the Closing, the Company will have made all necessary filings in the jurisdictions referred to in the Conveyances or, with respect to Net Profits Interests burdening Federal or Indian lands, under Federal law, including without limitation the filing of the Conveyances for recordation in the appropriate records pursuant to local recordation laws or, with respect to Net Profits Interests burdening Federal and Indian lands, pursuant to applicable Federal law; (f) the Indenture conforms and the Conveyances will conform in all material respects to the descriptions thereof in the Prospectus; (g) at the Closing, the Company will have assigned and contributed to the Trust the Net Profits Interests as described in the Prospectus and (h) holders of the certificates representing the Trust Units are entitled to the benefits of the Indenture;

          (x) There are 40,000,000 Trust Units authorized and issued under the Indenture; the Trust Units to be sold by the Company to the Underwriters hereunder have been duly and validly authorized and issued without the requirement for payment of any further consideration and conform to the description of the Trust Units contained in the Prospectus; and, except as set forth in the Prospectus;

          (xi) The Company has, and immediately prior to each Time of Delivery (as defined in Section 4 hereof) the Company will have, good and valid title to the Trust Units to be sold by the Company hereunder, free and clear of all liens, encumbrances, equities or claims, and the Company has full corporate power and authority to sell, assign, transfer and deliver such Trust Units hereunder; and, upon the delivery of such Trust Units and payment therefor pursuant hereto, good and valid title to such Trust Units, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

          (xii) All consents, approvals, authorizations and orders necessary for the transfer of the Net Profits Interests to the Trust as described in the Prospectus have been obtained and such transfer has not had the effect of creating any lien, claim, encumbrance or equity of any kind in favor of any person with respect to any of the Net Profits Interests (including any preferential right of purchase, or, with respect to any properties in which Grantor has acted as operator, any right to remove the Grantor as operator) except (i) to the extent such rights have been validly waived in writing or (ii) to the extent such liens, claims, encumbrances or equities, which, if asserted or exercised, would not have a material adverse effect on the value of the Trust Units;

          (xiii) The formation of the Trust by the execution and delivery of the Indenture and the transfer of the Net Profits Interests by the Company to the Trust by the execution and delivery of the Conveyances, the sale of the Trust Units to be sold by the Company hereunder, the compliance by the Company and the Trust with all of the provisions of this Agreement, the Indenture and the Conveyances and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Indenture or any other indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries or the Trust is a party or by which the Company or any of its subsidiaries or the Trust is bound or to which any of the property or assets of the Company or any of its subsidiaries or the Net Profit Interests is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company, the Indenture, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Trust Units or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Trust Units and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Trust Units by the Underwriters;

          (xiv) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or Bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (xv) The statements set forth in the Prospectus under the caption "Description of the Trust Units," insofar as they purport to constitute a summary of the terms of the Trust Units, and the statements under the captions "Federal Income Tax Consequences," and "State Tax Considerations" and "Underwriting," fairly and accurately describe the provisions of the laws and documents referred to therein in all material respects;

          (xvi) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or the Trust is a party or of which any property of the Company or any of its subsidiaries or the Net Profits Interests is the subject which, if determined adversely to the Company or any of its subsidiaries or the Trust or the Net Profits Interests, would individually or in the aggregate have a material adverse effect on the Net Profits Interests or the current or future consolidated financial position, owners' equity or results of operations of the Company and its subsidiaries or the Trust; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (xvii) Arthur Andersen L.L.P., who have certified certain financial statements of the Trust and the Underlying Properties included in the Prospectus and certain financial statements of the Company and its subsidiaries incorporated by reference therein, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (xviii) Neither the Company nor the Trust is or, after giving effect to the offering and sale of Trust Units, will be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (xix) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

          (xx) The Company has reviewed its operations and that of its subsidiaries and is in the process of reviewing the relevant operations of third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem.
As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a material adverse effect on the general affairs, management, the current or future consolidated financial position, business prospects, stockholders' equity or results of operations of the Company and its subsidiaries or result in any material loss or interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000;

          (xxi) The information supplied by the Company to its independent petroleum engineering consultants for purposes of preparing the reserve reports used to calculate estimates of reserves of the Trust and the Underlying Properties included in the Registration Statement, including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the date supplied and was prepared in accordance with customary industry practices; Miller and Lents, Ltd., independent consulting petroleum engineers, who prepared estimates of the extent and value of proved oil and natural gas reserves of the Underlying Properties, are independent with respect to the Company and the Trust;

          (xxii) At the First Time of Delivery (as defined in Section 4), except for liens and encumbrances described in clauses (A), (B), (C) and (D) of
Section 1(vii)(a) hereof, (a) any and all liens or encumbrances on the Underlying Properties will be subordinated to the Net Profits Interests, and (b) all future liens or encumbrances on the Underlying Properties shall be subordinate and inferior to the Net Profits Interests;

          (xxiii) The Company has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of Trust Units or any security of the Company to facilitate the sale or resale of the Trust Units; and

          (xxiv) No consent, approval, authorization or filing is required under any law, rule or regulation of the States of Texas, Kansas, Oklahoma or Wyoming, or of the United States of America in order to permit the Trustee to act as Trustee of the Trust.

     2. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at a purchase price of $______ per Trust Unit, the number of Firm Units set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Units as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per Trust Unit set forth in clause (a) of this
Section 2, that portion of the number of Optional Units as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional Trust Units) determined by multiplying such number of Optional Units by a fraction the numerator of which is the maximum number of Optional Units which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Units which all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at their election up to 2,250,000 Optional Units, at the purchase price per Trust Unit set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Units. Any such election to purchase Optional Units shall be made in proportion to the maximum number of Optional Units to be sold by the Company. Any such election to purchase Optional Units may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Units to be purchased and the date on which such Optional Units are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions set forth in the Prospectus.

     4. (a) The Trust Units to be purchased by each Underwriter hereunder, in definitive form and in such denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to Goldman, Sachs & Co. through the facilities of The Depository Trust Company for the account of such Underwriter, against payment on behalf of such Underwriter of the purchase price therefor by wire transfer of federal (same-day) funds to the account specified by the Company, to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company will cause the certificates representing the Trust Units to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of The Depository Trust Company or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Units, 9:30 a.m., New York City time, on _______________, 1999 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing, and, with respect to the Optional Units, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Units, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Units is herein called the "First Time of Delivery," such time and date for delivery of the Optional Units, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date of delivery is herein called a "Time of Delivery."

     (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Trust Units and any additional documents requested by the Underwriters pursuant to Section 7 hereof, will be delivered at the offices of [________________] (the "Closing Location"), and certificates representing the Trust Units will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at _____p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5.   (a)  The Company agrees with each of the Underwriters:

          (i) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Trust Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Trust Units for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions in the United States for as long as may be necessary to complete the distribution of the Trust Units, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation, to become subject to taxation or to file a general consent to service of process in any jurisdiction;



          (iii) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Trust Units and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and to promptly amend or supplement the Prospectus or to file such document and to furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of the amended Prospectus or the supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Trust Units at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with
Section 10(a)(3) of the Act;

          (iv) During the period beginning on the date hereof and continuing to and including the date that is 180 days after the date of the Prospectus, not to offer, sell, contract to sell, or transfer or distribute to stockholders (including any declaration of a distribution to stockholders of record as of any date prior to such date), or otherwise dispose of, except as provided hereunder, any Trust Units or other securities of the Trust, or other securities that are derived from the

Underlying Properties that are substantially similar to the Trust Units, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Trust Units or any such substantially similar securities (other than pursuant to the grant or exercise under employee benefit plans and awards of the Company of options to acquire Trust Units existing on the date of this agreement, provided that the optionee agrees in writing to be bound by the restrictions set forth in this clause (e)), without your prior written consent;

          (v) To use the net proceeds received by it from the sale of the Trust Units pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds;"

          (vi) To use its best efforts to list the Trust Units on the New York Stock Exchange (the "Exchange");

          (vii) To file with the Commission any information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act; and

          (viii) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     (b)  The Trustee, on behalf of the Trust, agrees with each of the
Underwriters:

          (i) To cause the Trust to file promptly all reports and any definitive proxy or information statements required to be filed by the Trust with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Trust Units;

          (ii) To cause the Trust to make generally available to holders of Trust Units as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Trust (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Trustee, Rule 158);

          (iii) To cause the Trust to furnish to Trust Unitholders as soon as practicable after the end of each fiscal year an annual report (including financial statements of the Trust certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its Trust Unitholders summary financial information of the Trust for such quarter in reasonable detail, all as required by the Indenture; and

          (iv) During a period of five years from the effective date of the Registration Statement, to cause the Trust to furnish to you copies of all reports or other communications (financial or other) of the Trust furnished to Trust Unitholders, and to deliver to you as soon as they are available, copies of any reports and financial statements of the Trust furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Trust is listed.

     6. The Company and the Trustee covenant and agree with one another and with the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants and Trustee's counsel in connection with the formation of the Trust and the registration of the Trust Units under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents and any other documents in connection with the offering, purchase, sale and delivery of the Trust Units; (iii) all expenses in connection with the qualification of the Trust Units for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with the original listing of the Trust Units on the New York Stock Exchange and the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Trust Units; (v) the cost of preparing certificates representing Trust Units; and (vi) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section and (b) the Trustee will cause the Trust to pay (i) the cost and charges of any transfer agent or registrar and (ii) the annual listing fees of the New York Stock Exchange. It is understood, however, that except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Trust Units by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder, as to the Trust Units to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

     (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. Washington, D.C. time on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

     (b) Andrews & Kurth L.L.P., counsel for the Underwriters, shall have furnished to you such opinion or opinions (a draft of such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, with respect to the matters covered in paragraphs (i), (ii), (viii), (xii), and the matters set forth in the last paragraph of subsection (c) below, as well as other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

     (c) Kelly, Hart & Hallman, a professional corporation, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

          (i) The Company was incorporated, exists and is in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

          (ii) The Company is qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the States of Texas, Kansas, Oklahoma and Wyoming and such other states set forth on an exhibit to such opinion, and such counsel has no knowledge that the nature of the properties of the Company or the conduct of its business requires qualification in other jurisdictions, except jurisdictions in which the Company is subject to no material liability or disability by reason of its failure to be so qualified;

          (iii) Each subsidiary of the Company was incorporated, exists and is in good standing under the laws of its jurisdiction of incorporation; all of the issued shares of capital stock of each such subsidiary have been validly authorized and issued, are fully paid and non-assessable, are owned of record by the Company directly or through subsidiaries, and such counsel has no knowledge of any adverse claim (within the meaning of Article 8 of the Uniform Commercial
Code) thereto;

          (iv) The Trust has been duly formed and is validly existing as a grantor trust under the laws of the State of Texas; there are 40,000,000 Trust Units authorized and issued under the Indenture; and all of the outstanding Trust Units have been duly authorized, are fully paid without the requirement of any further consideration, and, assuming due execution by the Trustee of the certificates representing the Trust Units, are validly issued and entitle the Trust Unitholder thereof to the benefits of the Indenture;

          (v) Each of the Indenture and the Conveyances has been duly authorized, executed and delivered by the Company as grantor and, assuming the due authorization, execution and delivery thereof by the Trustee, are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (except as regards the application of bankruptcy, insolvency, moratorium or other similar laws governing creditors' rights generally and the availability of the remedy of specific performance and the enforceability of provisions providing for indemnification for violations of federal securities laws);

          (vi) The Company is the record owner of the Trust Units to be sold by the Company to the Underwriters hereunder, and the Company has corporate power and authority to sell and deliver to the Underwriters certificates representing such Trust Units; such counsel has no knowledge that immediately prior to the Time of Delivery, the Company did not have good and valid title to such Trust Units sold at the Time of Delivery, free and clear of all adverse claims (within the meaning of Article 8 of the Uniform Commercial Code); and title to such Trust Units, free and clear of such adverse claims, has been transferred to each of the several Underwriters who purchased and took delivery of certificates representing such Trust Units in good faith and without notice of any adverse claim within the meaning of Article 8 of the Uniform Commercial Code;

          (vii) Such counsel has no knowledge, other than as set forth in the Prospectus, of any pending or overtly threatened legal or governmental proceedings to which the Company or any of its subsidiaries or the Trust is or may be a party or of which any property of the Company or any of its subsidiaries or the Trust is or may be subject which, if determined adversely to the Company or any of its subsidiaries or the Trust would, individually or in the aggregate, have a material adverse effect on (A) the consolidated financial position, equity or results of operations of the Company and its subsidiaries,
(B) the financial condition of the trust corpus of the Trust or (C) the revenues and direct operating expenses of the Underlying Properties;

          (viii) This Agreement has been duly authorized, executed and delivered by the Company;

          (ix) The issue and sale of the Trust Units being delivered at the Time of Delivery by the Company and the compliance by the Company with all of its obligations under this Agreement and the Indenture will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Indenture or, except with respect to any preferential purchase rights under applicable joint operating agreements, any other indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries or the Trust is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries or the Trust is subject, (B) violate any provisions of the Certificate of Incorporation or Bylaws of the Company or (C) violate any statute, rule or regulation known to such counsel or any order known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or the Trust or any of their properties;

          (x) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body that is required for the issue and sale of the Trust Units, except the registration under the Act of the Trust Units, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Trust Units by the Underwriters;

          (xi) Such counsel has no knowledge that the Company or any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, or lease or agreement or other instrument known to such counsel to which it is a party or by which it or any of its properties may be bound;

          (xii) The statements set forth in the Prospectus under the caption "Description of Trust Units," insofar as they constitute matters of law, summaries of legal matters, documents or legal conclusions, have been reviewed by such counsel and are correct in all material respects;

          (xiii) Neither the Company nor the Trust is an "investment company," as such term is defined in the Investment Company Act; and

          (xiv) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements, notes thereto and related schedules therein, and the information that is extracted from the reports of Miller and Lents, Ltd. pertaining to oil and gas reserves that is included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder;

     In addition to the opinions set forth above, such opinion shall also include a statement to the effect that although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto, except for those referred to in the opinion in subsection
(xii) above, nothing has come to the attention of such counsel that has caused them to believe that, (A) as of its effective date, the Registration Statement, or any further amendment thereto prior to such Time of Delivery (other than the financial statements, notes thereto and related schedules therein, and the information that is extracted from the reports of Miller and Lents, Ltd. pertaining to oil and gas reserves that is included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) as of its date, the Prospectus or any further amendment or supplement thereto prior to such Time of Delivery (other than the financial statements, notes thereto and related schedules therein, and the information that is extracted from the reports of Miller and Lents, Ltd. pertaining to oil and gas reserves that is included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto prior to such Time of Delivery (other than the financial statements, notes thereto and related schedules therein, and the information that is extracted from the reports of Miller and Lents, Ltd. pertaining to oil and gas reserves that is included therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

     (d) Frank McDonald, general counsel to the Company, shall have furnished to you his written opinion in substantially the form attached hereto as Annex II(c), dated such time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

          (i) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements, notes thereto and related schedules therein, and the information that is extracted from the reports of Miller and Lents, Ltd. pertaining to oil and gas reserves that is included therein, as to which such counsel expresses no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and

          (ii) As of the time they were filed with the Commission, such documents incorporated by reference in the Prospectus (other than the financial statements, notes thereto and related schedules therein, and the information that is extracted from the reports of Miller and Lents, Ltd. pertaining to oil and gas reserves that is included therein, as to which such counsel need express no opinion) did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (e) Butler and Binion L.L.P., a limited liability partnership, special tax counsel to the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that the statements set forth under the caption "Federal Income Tax Consequences" in the Prospectus, insofar as such statements set forth legal conclusions and summaries of legal matters, are correct in all material respects, subject to the qualifications stated therein;

     (f) Morris, Laing, Evans, Brock and Kennedy, chartered, special counsel to the Company for the State of Kansas, shall have furnished to you their written opinion with respect to certain tax matters in substantially the form attached hereto as Annex II(d), dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

          (i) the activities of the Trust and the Trustee as permitted under the Indenture and the Conveyances will not subject either the Trust or the Trustee to income taxation by the State of Kansas;

          (ii) an owner of a Trust Unit who is not a Kansas resident will not be subject to Kansas income tax and will not be required to file a Kansas income tax return, provided that such Trust Unit and such Trust Unit owner's indirect interest in the Net Profits Interests (through ownership of such Trust Unit) are not employed by the Trust Unit owner in a trade, business, profession or occupation carried on in Kansas, and further provided that the Trust Unit owner is not otherwise subject to Kansas income tax; and

          (iii) nonresidents of Kansas will not be subject to Kansas income tax on gains from sales of Trust Units, subject to the same provisos set forth in opinion (ii), immediately above;

     (g) Each of Monnet, Hayes, Bullis, Thompson & Edwards L.L.P., Brown, Drew, Massey & Sullivan L.L.P. and Morris, Laing, Evans, Brock and Kennedy, chartered, special counsel to the Company for the states of Oklahoma, Wyoming and Kansas, respectively, shall have furnished to you their written opinions in substantially the form attached hereto as Annex II(e), dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

          (i) a court of competent jurisdiction of the state of such counsel should give effect to the choice of law provisions of the Conveyance and the Indenture;

          (ii) the Conveyance (i) has been properly filed of record and recorded in the appropriate real property records in the state of such counsel,
(ii) is adequate and sufficient to legally convey to the Trustee the Net Profits Interests in the state of such counsel, and (iii) constitutes, in the state of such counsel, a perfected Conveyance and effective notice of the Net Profits Interests in the Underlying Properties located in the state of such counsel, which is and will be valid and binding against third parties subsequently acquiring interests in the Underlying Properties and is and will be superior to all future liens and encumbrances on the Underlying Properties (except for such liens and encumbrances for taxes and assessments not yet due and payable, and liens and encumbrances under operating agreements, unitization and pooling agreements, and gas sales contracts, securing payments of amounts not yet due and payable);

          (iii) no actions other than those described above are necessary to convey the Net Profits Interests in the state of such counsel and to publish notice thereof;

          (iv) the Net Profits Interests constitute property interests under the laws of the state of such counsel, and the Conveyance and the related Net Profits Interests should not constitute executory contracts as such term is used in the federal bankruptcy code;

          (v) neither the Trust nor the Trustee is required to qualify to transact business or appoint an agent for service of process in the state of such counsel as a result of the ownership, operation or activities of the Trust or the Trustee with respect to the Trust, and the activities of the Trustee pursuant to the Indenture will not require the appointment of an ancillary trustee in the state of such counsel;

          (vi) neither a Trust Unit, nor the interest of a holder of a Trust Unit, constitutes an interest in real property under the laws of the state of such counsel, and a non-resident holder of a Trust Unit will not be subject to inheritance or gift taxation, intestate succession, elective shares of community property or require the filing of ancillary probate proceedings in such State solely by reason of ownership of Trust Units;

          (vii) a beneficial owner of a Trust Unit will not be subject to personal liability under state and local laws in the state of such counsel by virtue of said ownership, including liability regulating the discharge of materials into the environment or otherwise relating to the protection of the environment;

          (viii) the execution, delivery and performance by the Trustee of the Indenture will not violate or conflict with any law, administrative ruling or regulation of the state of such counsel;

          (ix) no consent, approval, authorization or filing is required under any law, rule or regulation of the state of such counsel (i) to permit the Trustee to act as trustee with respect to the oil and gas properties located in such state or (ii) in connection with the execution and delivery of the Conveyance, or necessary to the validity, legality or enforceability of the Conveyance; and

          (x) the income from the Net Profits Interests received by the Trust will not be subject to taxation at the Trust level by the state of such counsel or any political subdivision thereof. [A Trust Unitholder will not be subject to taxation by the state of such counsel or any political subdivision thereof with respect to income from the Net Profits Interests or ownership of Trust Units.] [A Trust Unitholder will be subject to taxation by the state of such counsel [or the applicable political subdivision] with respect to income from the Net Profits Interests or ownership of Trust Units and is required to report such income to the state of such counsel [or the applicable political subdivision] only if the amount of such income [during a fiscal year] exceeds $____________________________;

     (h) Thompson & Knight , A Professional Corporation, counsel for the Trustee, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you, with respect to the matters set forth in clauses (i), (ii) and (iii) of Section 7(i) hereof and to the effect that this Agreement has been duly executed and delivered by the Trustee. Such opinion may be limited for all purposes to the laws of the State of Texas and United States federal law;

     (i) The Trustee shall have furnished to you a certificate, dated such Time of Delivery, executed by a duly authorized officer of the Trustee, representing and warranting to each of the Underwriters that:

          (i) The Trustee is a national banking association authorized and empowered to act as trustee of the Trust pursuant to the Indenture, and no consent, approval, authorization or filing is required under any law, rule or regulation of the State of Texas or of the United States of America in order to permit the Trustee to act as trustee of the Trust;

          (ii) The Indenture has been executed and delivered by the Trustee and, assuming the due authorization, execution and delivery thereof by the Company, is a valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as the enforceability thereof may be limited (A) by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally, (B) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (C) to the extent provisions provide indemnification for violations of federal securities laws, and (D) by considerations of public policy; and the Conveyances have been properly executed by the Trustee; and

          (iii) There are 40,000,000 Trust Units authorized and outstanding under the Indenture, all of which have been properly issued in accordance with the Indenture; certificates representing the Trust Units have been duly executed by the Trustee; and holders of certificates representing the Trust Units are entitled to the benefits of the Indenture;

     (j) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Arthur Andersen L.L.P. shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

     (k) Neither the Company nor any of its subsidiaries, taken together, the Trust nor the Underlying Properties shall have sustained since the date of the last audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, taken together, or the imposition of any liabilities on the Trust, or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, or any change, or any development involving a prospective change, in or affecting either (A) the general affairs or financial condition of the Trust, or (B) the management or results of operations of the Underlying Properties otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Trust Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

     (l) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Trust Units or the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of war or national emergency if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Trust Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

     (m) The Trust Units at such Time of Delivery shall have been duly listed on the New York Stock Exchange;

     (n) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of Prospectuses on the New York Business Day next succeeding the date of this Agreement;

     (o) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company, satisfactory to you as to the accuracy, in all material respects, of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance, in all material respects, by the Company of all of its respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (k) of this Section; and

     (p) The Company shall have furnished or caused to be furnished to you at 10:00 a.m., New York City time on the effective date of the Registration Statement and the most-recently filed post-effective amendment to the Registration Statement and also at such Time of Delivery, letters from Miller and Lents, Ltd. dated the respective date of delivery in form and substance satisfactory to you.

     8. (a) The Company and the Trust (solely from the assets of the Trust and without liability or obligation of the Trustee or any Trust Unitholder) will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Trust shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; and provided, further, that neither the Underwriters nor any other person or entity entitled to seek indemnification from the Trust under this Section 8(a) shall attempt to enforce its rights hereunder in any circumstance in which such enforcement would result in any liability to the Trustee or any Trust Unitholder;

     (b) Each Underwriter will indemnify and hold harmless the Company, the Trust and the Trustee against any losses, claims, damages or liabilities to which the Company, the Trust or the Trustee may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company, the Trust and the Trustee for any legal or other expenses reasonably incurred by the Company, the Trust or the Trustee in connection with investigating or defending any such action or claim as such expenses are incurred;

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnifying party shall be required to indemnify an indemnified party for any amount paid or payable by such indemnified party in the settlement of any action, proceeding or investigation without the written consent of such indemnifying party, which consent shall not be unreasonably withheld;

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other from the offering of the Trust Units. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Trust on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations (including the failure of the indemnified party to give the notice required under subsection (c) above). The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trustee (on behalf of the Trust) and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Trust Units underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint; and

     (e) The obligations of the Company and the Trust under this Section 8 shall be in addition to any liability which the Company and the Trust may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Trustee and to each person, if any, who controls the Company or the Trustee within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Trust Units which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Trust Units on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Trust Units, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Trust Units on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Trust Units, or the Company, notifies you that it has so arranged for the purchase of such Trust Units, you or the Company shall have the right to postpone a Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your reasonable opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Trust Units;

     (b) If, after giving effect to any arrangements for the purchase of the Trust Units of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of Trust Units which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Trust Units to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Trust Units which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Trust Units which such Underwriter agreed to purchase hereunder) of the

Trust Units of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default; and

     (c) If, after giving effect to any arrangements for the purchase of the Trust Units of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Trust Units which remains unpurchased exceeds one-eleventh of the aggregate number of all the Trust Units to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Trust Units of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Units) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Trustee, except for the expenses to be borne by the Company, the Trustee and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in
Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Trust and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Trust or the Trustee, or any officer or director or controlling person of the Company or any officer or director or controlling person of the Trustee, and shall survive delivery of any payment for the Trust Units.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Trust shall then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason any Trust Units are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Trust Units not so delivered, but the Company shall then be under no further liability to any Underwriter in respect of the Trust Units not so delivered except as provided in
Section 6 and Section 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., at 32 Old Slip, 9th Floor, New York, New York 10005, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
Secretary; and if to the Trust shall be delivered or sent by mail, telex or facsimile transmission to 901 Main Street, 17th Floor, Dallas, Texas 75202,
Attention: Ron E. Hooper; provided, however, that any notice to an Underwriter pursuant to Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Trustee by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Trust and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and the Trustee and each person who controls the Company, the Trustee or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The Trustee has executed this Agreement solely in its capacity as trustee of the Trust and shall have no liability or obligation hereunder other than the obligation, in such capacity, to cause the Trust to perform its obligations hereunder. No purchaser of any of the Trust Units from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us 10 (ten) counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Trust. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters the form of which shall be submitted to the Company and the Trustee for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                              Very truly yours,



                              Cross Timbers Oil Company

                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                              Hugoton Royalty Trust


                              By: NationsBank, N.A., Trustee



                                  By:
                                     ---------------------------------------
                                  Name:  Ron E. Hooper

                                  Title: Vice President



Accepted as of the date hereof:



Goldman, Sachs & Co.
Lehman Brothers Inc.
A.G. Edwards & Sons, Inc.
Bear, Stearns & Co.
Dean Rauscher Wessels,
   a division of Dean Rauscher Incorporated
Donaldson, Lufkin & Jenrette
   Securities Corporation



By:
   ---------------------------------------
            (Goldman, Sachs & Co.)


By Lehman Brothers Inc.

  By:
    --------------------------------------
     Name/Title:
                --------------------------


On behalf of each of the Underwriters

                                      -27

                                  SCHEDULE I



                                                                                            Number of
                                                                                             Optional
                                                                                            Units to be
                                                                Total Number of            Purchased if
                                                                   Firm Units              Maximum Option
                     Underwriter                                to be Purchased              Exercised
------------------------------------------------------          ---------------            --------------
Goldman, Sachs & Co...................................
Lehman Brothers Inc...................................
Bear, Stearns & Co....................................
Dain Rauscher Wessels.................................
    a division of Dain Rauscher Incorporated..........
Donaldson, Lufkin & Jenrette Securities Corporation...
A.G. Edwards & Sons, Inc..............................





   Total..............................................
                                                                ---------------            --------------

                                                                ===============            ==============

                                                                         ANNEX I



                    ACCOUNTANT'S COMFORT LETTER REQUIREMENTS



 Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

     (i) They are independent certified public accountants with respect to the Company and the Trust within the meaning of the Act and the applicable published rules and regulations thereunder adopted by the SEC;

     (ii) In their opinion, the consolidated financial statements of the Company as of December 31, 1997, the statements of revenue and direct operating expenses of the Underlying Properties for each of the three years in the period ended November 30, 1998 and the statement of assets and trust corpus as of December 4, 1998 audited by them and included or incorporated by reference in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations adopted by the SEC.

     (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of (A) the unaudited interim consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus, and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited consolidated financial statements referred to in paragraph (vi)(A)(i) below are stated on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the Registration Statement, comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

     (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years incorporated by reference in the Prospectus and included in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

     (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

     (vi) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, read the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of certain officials of the Company who have responsibility for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

          (A) (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus, are not stated on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the Registration Statement or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus, for them to be in conformity with generally accepted accounting principles;

          (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Prospectus;

          (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included or incorporated by reference in the Prospectus;

          (D) as of a specified date not more than five days prior to the date of such letter, there have been (i) any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity of the Company and its subsidiaries, or any changes in any other Company items specified by the Representatives or (ii) any incurrence of liabilities by the Trust, or any decreases in assets or trust corpus of the Trust or other items specified by the Representatives, or any changes in any other Trust items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (E) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income of the Company or the excess of revenues over direct operating expenses of the Underlying Properties, or changes in other items specified by the Representatives relating to the results of operations of the Company and its subsidiaries or the Underlying Properties, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

     (vii) In addition to the examination referred to in their reports included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.